UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       October 20, 2010 (October 19, 2010)

                             WIN GAMING MEDIA, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                   000-51255                98-0374121
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

          55 IGAL ALON STREET, TEL AVIV, ISRAEL                   67891
------------------------------------------------------   -----------------------
      (Address of principal executive offices)                 (Zip Code)

                              (972) - 73 - 755-4500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On October 19 and 20, 2010, Win Gaming Media, Inc. (the "Registrant") entered into securities purchase agreements (the "Agreements") with five investors, pursuant to which the Registrant sold to such investors 3,750,000 shares of restricted common stock (the "Common Stock") at a price of $0.08 per share and warrants to purchase 1,875,000 shares of common stock (the "Warrants"), at exercise prices per share of $0.08. No separate consideration was paid for the Warrants. The Warrants are exercisable for a period of five years from the date of issuance thereof. The aggregate gross proceeds from the sale of the Common Stock and the Warrants are $300,000. The closing occurred on October 20, 2010.

     The purpose of the sale of Common Stock and Warrants was to provide the Registrant with additional working capital required until the Registrant's operations can be self sustained, given the low price of the marketable securities of Netplay TV Plc, which the Registrant used to sell in order to finance its operations.

     A copy of the form of Warrants is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Warrants is a summary only and is qualified in its entirety by reference to
Exhibit 4.1. A copy of the form of the Agreements is attached as Exhibits 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Agreements is a summary only and is qualified in its entirety by reference to Exhibit 10.1.

     The securities offered and sold in the private placement have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration, or an applicable exemption from registration under the Securities Act of 1933, as amended and applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute any offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

As described in "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K, on October 19 and 20, 2010, the Registrant entered into the Agreements with certain investors, pursuant to which the Registrant sold the Common Stock and the Warrants. The aggregate gross proceeds from the sale of the Common Stock and the Warrants is $300,000. The Warrants are exercisable for five years from the date of issuance thereof. The sales of the Common Stock and Warrants were made pursuant to exemption from registration under Regulation S of the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits:

4.1 Form of Common Stock Purchase Warrant dated October 20, 2010 issued by the Registrant.

10.1 Form of Regulation S Securities Purchase Agreement for Common Stock and Warrants of the Registrant dated October 19, 2010.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        WIN GAMING MEDIA, INC.
                                                        (registrant)

                                                        By: /s/ Shimon Citron
                                                        ---------------------
Date: October 20, 2010                                  Shimon Citron
                                                        Chief Executive Officer